Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
On November 8, 2023, the Company sold the ULCC Oceania (2003 - 441,561 dwt), for $43.1 million. The vessel was accounted for as a non-current asset held for sale as at December 31, 2023, and had a carrying value of $8.3 million. The vessel was delivered to her new owner on January 15, 2024. A capital gain of $34.8 million has been recognized in the consolidated statement of profit or loss in the first quarter of 2024.
On December 4, 2023, the Company entered into a sale and leaseback agreement for the Suezmax Cedar (2022 – 157,310). The vessel was sold and was leased back under a 14-year bareboat contract. The vessel was delivered to her new owner at January 10, 2024.
On February 6, 2024, the Company took delivery of Suezmax Bristol (2024 – 156,851).
On February 7, 2024, Euronav held a Special Meeting of Shareholders to approve the purchase of 100% of the shares of CMB.TECH NV for a total purchase price of $1.150 billion in cash. CMB.TECH is a diversified cleantech maritime group. CMB.TECH builds, owns, operates and designs large marine and industrial applications that run on dual-fuel diesel-hydrogen and diesel-ammonia engines and monofuel hydrogen engines. CMB.TECH offers hydrogen and ammonia fuel that it either produces or sources from external produces to its customers. CMB.TECH is active throughout the full hydrogen value chain through four different divisions: Marine, Technology & Development, H2 infra, and Industry. The Transaction fits into the Company's renewed strategy of diversification, decarbonization and accelerated optimization of the Company's current crude oil tanker fleet. The Company is currently assessing the accounting treatment of the acquisition and preliminary concludes that the transaction will be accounted for as a common control transaction. Therefore IFRS 3 will not be applied. Shareholders voted the voluntary resignation of Mrs. Grace Reksten Skaugen, Mr. Ole Henrik Bjorge, Mr. Cato H. Stonex, Mr. John Frederiksen and Mr. Patrick De Brabandere as members of the Supervisory Board. They approved the cooptation of Mr. Patrick Molis and Mrs. Catharina Scheers as independent members of the Supervisory Board, Mr. Bjarte Boe and Debemar BV, permanently represented by Mr. Patrick De Brabandere, as members of the Supervisory Board. Shareholders also approved the interim discharge of the Supervisory Board: Mrs. Grace Reksten Skaugen, Mr. Ole Hendrik Bjorge, Mr. Cato H. Stonex, Mr. John F. Frederiksen and Mr. Patrick De Brabandere.

On February 14, 2024, CMB announced the launch of the mandatory public takeover bid on all the shares in Euronav. The acceptance period in respect of the bid opened on February 14, 2024 and closed on March 15, 2024. The bid price amounts to $17.86 per share in cash, i.e. $18.43 per share less $0.57 dividend per share.

On February 26, 2024, the Company announced that it has concluded an order for two bitumen tankers with China Merchants Jinling Shipyard (Yangzhou) Dingheng Co. (Yangzhou, China). The vessels are expected to be delivered in the fourth quarter of 2026 and have been chartered to a strong counterparty for 10 years upon delivery from the shipyard. The vessels will have dual-fuel green methanol engines that are ready to be retrofitted for future operation on ammonia. The ordered vessels' deadweight will be 17,000 tons, which is twice the 8,000 ton average of the existing fleet.

On February 27, 2024, the Company announced it has been informed that certain funds managed by FourWorld Capital Management LLC ("FourWorld") have filed a complaint in the United States District Court for the Southern District of New York in connection with CMB's U.S. takeover bid for the shares of the Company. The Company is not involved in these proceedings. On March 14, 2024, the Company has been informed that the claim has been rejected by the United States District Court for the Southern District of New York.

On March 4, 2024, the Company announced it has been informed that certain funds managed by FourWorld Capital Management LLC ("FourWorld") have also filed a request with the Market Court in Belgium in connection with CMB's Belgian offer for the shares of the Company. The Company is not involved in these proceedings. On March 15, 2024, the Company has been informed that the Market Court in Belgium has denied the request to suspend the closing of the Belgian offer.
On March 18, 2024, the Company confirmed that the acceptance period of the mandatory public takeover bid launched by CMB NV (the "Bidder") for all shares issued by Euronav NV ("Euronav") not already owned by CMB or its affiliates (the "Bid"), expired on March 15, 2024. During the acceptance period, 69,241,955 shares in Euronav, representing 31.47% of the outstanding shares in Euronav, were tendered into the Bid. As a result, the Bidder will hold a total of 177,147,299 shares in Euronav, representing 80.51% of the outstanding shares in Euronav. Taking into account the 17,790,716 treasury shares held by Euronav and the 24,400 shares held by Saverco NV, the Bidder and persons affiliated with it together will hold 194,962,415 shares, representing 88.61% of the outstanding shares in Euronav.

On March 20, 2024, the Company announced it has sold the VLCC Nectar (2008 – 307,284 dwt), VLCC Newton (2009 – 307,208 dwt), and VLCC Noble (2008 – 307,284 dwt). This transaction will generate a capital gain of approximately $78.9 million which will be recognized upon delivery to her new owner.

On March 22, 2024, the Company announced it has purchased on the NYSE and on Euronext Brussels a total of 4,719,534 of its own shares. Following these transactions, the Company now owns 22,510,250 shares (10.23% of the total outstanding share count).

On March 29, 2024, the Company announced it has purchased on the NYSE and on Euronext Brussels a total of 2,620,931 of its own shares. Following these transactions, the Company now owns 25,131,181 shares (11.42% of the total outstanding share count).

On April 8, 2024, the Company announced it has purchased on the New York Stock Exchange and on Euronext Brussels a total of 412,926 of its own shares. Following these transactions, the Company now owns 25,544,107 shares (11.61% of the total outstanding share count).

On April 8, 2024, the Company announced it has been informed that certain funds managed by FourWorld Capital Management LLC ("FourWorld") have also filed a claim with the Enterprise Court in Antwerp, Belgium. The claim relates to the integrated solution for the strategic and structural deadlock within Euronav announced on October 9, 2023, of which CMB NV’s mandatory offer on all outstanding shares in the Company that closed on March 15, 2024 formed the final piece, as well as Euronav’s acquisition of CMB.TECH NV. FourWorld requests that all decisions of Euronav’s Supervisory Board and general meeting in relation to these transactions, as well as the transactions themselves, are declared null and void. In this regard FourWorld has summoned all parties involved in these transactions, i.e. Euronav, CMB NV, Frontline plc, Famatown Finance Limited, Hemen Holding Limited and Geveran Trading Co. Limited.